SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2023

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Washington Blvd.
Stamford, Connecticut 06902
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 25, 2023, Charter Communications, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the total 169,115,655 shares of the Company’s common stock outstanding and eligible to vote at the meeting, including Charter Communications Holdings, LLC common units on an as-exchanged basis, 142,404,661 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 17,968,859 votes, were represented in person or by proxy at the meeting. The votes cast for all matters are set forth below:

1.    Election of Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
W. Lance Conn	145,089,481	10,189,344	54,103	5,040,592
Kim C. Goodman	153,726,424	1,556,059	50,445	5,040,592
Craig A. Jacobson	143,272,057	12,004,166	56,705	5,040,592
Gregory Maffei	123,223,997	32,057,887	51,044	5,040,592
John D. Markley, Jr.	126,762,842	28,436,327	133,759	5,040,592
David C. Merritt	151,929,190	3,343,829	59,909	5,040,592
James E. Meyer	143,946,664	11,332,414	53,850	5,040,592
Steven A. Miron	150,628,603	4,653,257	51,068	5,040,592
Balan Nair	139,195,038	16,085,457	52,433	5,040,592
Michael A. Newhouse	143,943,822	11,338,586	50,520	5,040,592
Mauricio Ramos	150,995,379	4,285,291	52,258	5,040,592
Thomas M. Rutledge	149,253,694	6,019,506	59,728	5,040,592
Eric L. Zinterhofer	141,298,979	13,980,976	52,973	5,040,592

2.    Approval, on an advisory basis, of executive compensation.

For	Against	Abstain	Broker Non-Votes
109,991,737	45,231,472	109,719	5,040,592

3.    Advisory vote on the frequency of holding an advisory vote on executive compensation.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
79,110,674	75,801	76,090,242	56,211	5,040,592

4.    Vote to ratify the appointment of KPMG LLP as the Company’s independent public accounting firm.

For	Against	Abstain	Broker Non-Votes
157,151,089	3,147,015	75,416	—

5.     Vote on the stockholder proposal regarding lobbying activities.

For	Against	Abstain	Broker Non-Votes
49,400,680	105,638,020	294,228	5,040,592

No other matters were considered and voted on by the stockholders at the annual meeting.

As a result of the votes cast as reported above, the stockholders elected each nominee as a director of the Company, approved the Company’s executive compensation, voted in favor of a triennial vote on executive compensation, ratified the appointment of KPMG LLP as independent public accounting firm for the Company for the year ending December 31, 2023, and did not approve the stockholder proposal regarding lobbying activities. The Board of Directors took into consideration the results of the advisory vote on Item 3, above, approved a triennial vote on executive compensation and referred the frequency of holding an advisory vote on executive compensation to the Nominating and Corporate Governance Committee of the Board of Directors for further assessment and subsequent recommendation to the Board of Directors for further consideration.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2023		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2023		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: May 1, 2023		Executive Vice President, Chief Accounting Officer and Controller